Exhibit 10.3

FORM OF NOTE

$_______________	June __, 2009

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of _________________ or its registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Loan from time to time made by the Lender to the Borrowers under that certain Term Loan Agreement, dated as of June __, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the capitalized terms being used herein and not defined, have the meanings set forth in such Agreement as therein defined), among the Borrowers, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Each Borrower jointly and severally promises to make payments of principal in the amounts and at the times required by the Agreement to the Administrative Agent for the benefit of Lenders. The Borrowers jointly and severally promise to pay interest on the unpaid principal amount of the Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates (which shall not exceed the maximum rate permitted by applicable law) and at such times as provided in the Agreement.

All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the Schedule A attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Agreement

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part or the Obligations accelerated or extended, subject to the terms and conditions provided therein. This Note is also entitled to the benefits of each Guaranty and is secured by the Collateral. The terms and conditions of the Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business, including Schedule A hereto. The Lender may also attach

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additional schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrowers, for themselves, and their successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, intention to accelerate, acceleration, demand, dishonor and non-payment of this Note.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW

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THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Borrowers:

FELCOR/JPM HOSPITALITY (SPE), L.L.C., as a Borrower

By:
Name:
Title:

DJONT/JPM HOSPITALITY LEASING (SPE), L.L.C., as a Borrower

By:
Name:
Title:

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SCHEDULE A

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan	Amount of Loan	End of Interest Period (for Eurodollar Rate Loans only)	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit B-4

A/72914582.8